                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 31, 1998

                           THE TOWN AND COUNTRY TRUST
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Maryland                            001-12056                    52-6613091
--------------                ----------------------           ---------------
(State or other              (Commission File Number)         (I.R.S. Employer
jurisdiction of                                               Identification
incorporation)                                                Number)



100 S. Charles Street, Baltimore, MD                                21201
---------------------------------------                           --------
(Address of principal executive offices)                         (ZIP Code)



Registrant's telephone number, including area code:  (410)539-7600
                                                   -----------------


                          N/A
----------------------------------------------------------
(Former name or former address if changed from last report)

ITEM 5.        OTHER EVENTS

      Between March 31, 1998 and October 5, 1999, the Registrant acquired eight additional multi-family apartment communities, comprised of 2,252 apartment units. The aggregate purchase price for the four apartment communities acquired in 1998 was $68,200,000. The aggregate purchase price for the four apartment communities acquired in 1999 was $64,300,000. None of the Registrant nor any of its affiliates, trustees or officers, nor any associates thereof, has a material relationship with any of the sellers of these properties.

      Financial statements for the acquired properties complying with the provisions of Rule 3-14 of Regulation S-X under the Securities Act of 1933, as amended, are set forth in this Report.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS


THE FAIRINGTON

On October 14, 1998, the Company acquired The Fairington, a garden-style apartment community in Charlotte, North Carolina. The community, which contains 250 units, was purchased for approximately $18,000,000 from Sentinel Realty Partners II, L.P. The community consists of 21 two- and three-story buildings and is located in the South Park area, five miles from downtown Charlotte and 10 miles from Charlotte-Douglas International Airport. Built in 1980 - 1982, The Fairington contains 108 one-bedroom, one-bath apartments, 106 two-bedroom, two-bath apartments, and 36 three-bedroom, three-bath apartments. Each unit has its own full-size washer/dryer connection, private entryway and patio or balcony. Select units include wood burning fireplaces, bay windows and extra storage space. Amenities include two swimming pools, two tennis courts, clubhouse, a fitness facility and two on-site laundry facilities.

MATERIAL FACTORS CONSIDERED IN ASSESSING THE PROPERTY

The factors considered by the Company to be relevant in evaluating the property for acquisition by the Company included the following:

The Company believes that the community is located in a very desirable part of Charlotte. The community has up-to-date amenity packages. The Company owns another property in the same area. The Company believes that this proximity will create management efficiencies.

The Company is not aware of any material factors relating to the property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results as related to revenues and certain expense.

                    REPORT OF INDEPENDENT AUDITORS


To Board of Trustees
The Town and Country Trust


We have audited the accompanying historical statement of revenue and certain expenses of The Fairington (the "Property") as described in Note 2 for the year ended December 31, 1997. This historical statement of revenue and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the historical statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the historical statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the historical statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of The Fairington for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP


September 11, 1998

                                 THE FAIRINGTON

              HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES


                                                   Six Months
                       Year ended                  Ended
                       December 31, 1997           June 30, 1998
                       -----------------           -------------
                                                       Unaudited
REVENUE:
   Rental                     $2,060,568              $1,048,221
   Other income                   35,432                  18,264
                              ----------              ----------
   Total revenue               2,096,000               1,066,485

EXPENSES:
   Operating                     381,103                 203,265
   Real estate taxes             138,773                  69,252
   Marketing and
      advertising                 13,803                  16,663
   Repairs and
      maintenance                125,607                  70,817
   General and
      administrative              19,494                  11,579
                              ----------              ----------
   Total expenses                678,780                 371,576
   Revenue in excess          ----------              ----------
      of certain
      expenses                $1,417,220              $  694,909
                              ==========              ==========


SEE ACCOMPANYING NOTES.


                                 THE FAIRINGTON

        NOTES TO THE HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES

NOTE 1   BUSINESS

The accompanying historical statement of revenue and certain expenses includes the operations of The Fairington ("Property") owned by a party unaffiliated with The Town and Country Trust which subsequently acquired the Property. The Property is located in Charlotte, North Carolina and consists of 250 units.

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying historical statement of revenue and certain expenses is not representative of the actual operations of the Property for the year presented nor indicative of future operations as certain expenses which are not included in the historical statement, consisting of management fees, depreciation and interest, are directly related to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized as income in the period earned. Leases are generally for one year or less.

USE OF ESTIMATES

The preparation of the historical statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results may differ from those estimates.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying unaudited historical statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of the management all adjustments, consisting solely of normal recurring adjustments, necessary for the fair presentation of the accompanying unaudited historical statement of revenue and certain expenses for the interim period have been made. The results of operations for the interim period ended June 30, 1998 are not necessarily indicative of the results to be obtained for a full fiscal year.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

WINDERMERE LAKES

On December 10, 1998, the Company acquired Windermere Lakes, a garden-style apartment community in Orlando, Florida. The community, which contains 276 units, was purchased for approximately $15,200,000 from Sentinel Realty Partners I, L.P. The community consists of 12 two and three story buildings and is situated seven miles from downtown Orlando and ten miles from Orlando International Airport. Built in 1988, Windermere Lakes contains 144 one-bedroom, one-bath apartments, 116 two-bedroom, two-bath apartments, and 16 three-bedroom, two-bath apartments. Each unit has its own full-size washer/dryer, private entryway and patio or balcony. Select units also include vaulted ceilings and wood burning fireplaces. Amenities include a swimming pool, tennis court, clubhouse and fitness facilities.

MATERIAL FACTORS CONSIDERED IN ASSESSING THE PROPERTY

The factors considered by the Company to be relevant in evaluating the property for acquisition by the Company included the following:

The Company believes that the community is located in a very desirable part of Orlando. The community is relatively new and has up-to-date amenity packages. The Company acquired another property in the same area, Twelve Oaks, which is adjacent to the community. The Company believes that this proximity will create management efficiencies.

The Company is not aware of any material factors relating to the property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results as related to revenues and certain expense.

                         REPORT OF INDEPENDENT AUDITORS

To Board of Trustees
The Town and Country Trust

We have audited the accompanying historical statement of revenue and certain expenses of Windermere Lakes (the "Property") as described in Note 2 for the year ended December 31, 1997. This historical statement of revenue and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the historical statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the historical statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the historical statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Windermere Lakes for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

October  8, 1998

                                     WINDERMERE LAKES

                   HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES


                                                     Nine Months
                  Year ended                         Ended
                  December 31, 1997                  September 30, 1998
                  -----------------                  ------------------
                                                      Unaudited
REVENUE:
   Rental                    $2,027,319              $1,554,133
   Other income                  57,955                  46,721
                             ----------              ----------
   Total revenue              2,085,274               1,600,854

EXPENSES:
   Operating                    403,829                 277,276
   Real estate taxes            219,989                 177,156
   Marketing and
      advertising                25,822                  16,485
   Repairs and
      maintenance                87,367                  71,103
   General and
      administrative             25,338                  20,702
                             ----------              ----------
   Total expenses               762,345                 562,722
   Revenue in excess         ----------              ----------
      of certain
      expenses               $1,322,929              $1,038,132
                             ==========              ==========


SEE ACCOMPANYING NOTES.

                                      WINDERMERE LAKES

        NOTES TO THE HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES

NOTE 1   BUSINESS

The accompanying historical statement of revenue and certain expenses includes the operations of Windermere Lakes ("Property") owned by a party unaffiliated with The Town and Country Trust which subsequently acquired the Property. The Property is located in Orlando, Florida and consists of 276 units.

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying historical statement of revenue and certain expenses is not representative of the actual operations of the Property for the year presented nor indicative of future operations as certain expenses which are not included in the historical statement, consisting of management fees, depreciation and interest, are directly related to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized as income in the period earned. Leases are generally for one year or less.

USE OF ESTIMATES

The preparation of the historical statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results may differ from those estimates.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying unaudited historical statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of the management all adjustments, consisting solely of normal recurring adjustments, necessary for the fair presentation of the accompanying unaudited historical statement of revenue and certain expenses for the interim period have been made. The results of operations for the interim period ended September 30, 1998 are not necessarily indicative of the results to be obtained for a full fiscal year.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

TWELVE OAKS

On December 10, 1998, the Company acquired Twelve Oaks, a garden-style apartment community in Orlando, Florida. The community, which contains 284 units, was purchased for approximately $16,500,000 from Sentinel Real Estate Fund. The community consists of 12 two and three story buildings and is situated seven miles from downtown Orlando and ten miles from Orlando International Airport. Built in 1992, Twelve Oaks contains 180 one-bedroom, one-bath apartments, 88 two-bedroom, two-bath apartments, and 16 three-bedroom, two-bath apartments. Each unit has its own full-size washer/dryer, private entryway and patio or balcony. Select units also include vaulted ceilings and wood burning fireplaces. Amenities include a swimming pool, tennis court and a clubhouse. The acquisition was funded through the use of the Company's revolving loan facilities and the assumption of existing mortgage debt.

MATERIAL FACTORS CONSIDERED IN ASSESSING THE PROPERTY

The factors considered by the Company to be relevant in evaluating the property for acquisition by the Company included the following:

The Company believes that the community is located in a very desirable part of Orlando. The community is relatively new and has up-to-date amenity packages. The Company acquired another property in the same area, Windermere Lakes, which is adjacent to the community. The Company believes that this proximity will create management efficiencies.

The Company is not aware of any material factors relating to the property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results as related to revenues and certain expense.

                         REPORT OF INDEPENDENT AUDITORS

To Board of Trustees
The Town and Country Trust

We have audited the accompanying historical statement of revenue and certain expenses of Twelve Oaks (the "Property") as described in Note 2 for the year ended December 31, 1997. This historical statement of revenue and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the historical statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the historical statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the historical statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Twelve Oaks for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

October 8, 1998

                                  TWELVE OAKS

             HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES


                                                 Nine Months
                        Year ended               Ended
                        December 31, 1997        September 30, 1998
                        -----------------        ------------------
                                                 Unaudited
REVENUE:
   Rental                       $2,068,934              $1,596,896
   Other income                     57,053                  53,070
                                ----------              ----------
   Total revenue                 2,125,987               1,649,966

EXPENSES:
   Operating                       397,128                 296,616
   Real estate taxes               235,261                 195,372
   Marketing and
      advertising                   26,408                  20,954
   Repairs and
      maintenance                   64,937                  44,074
   General and
      administrative                26,233                  20,379
                                ----------              ----------
   Total expenses                  749,967                 577,395
                                ----------              ----------
   Revenue in excess
      of certain
      expenses                  $1,376,020              $1,072,571
                                ==========              ==========


SEE ACCOMPANYING NOTES.


                                   TWELVE OAKS

        NOTES TO THE HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES

NOTE 1   BUSINESS

The accompanying historical statement of revenue and certain expenses includes the operations of Twelve Oaks ("Property") owned by a party unaffiliated with The Town and Country Trust which subsequently acquired the Property. The Property is located in Orlando, Florida and consists of 286 units.

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying historical statement of revenue and certain expenses is not representative of the actual operations of the Property for the year presented nor indicative of future operations as certain expenses which are not included in the historical statement, consisting of management fees, depreciation, and interest, are directly related to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized as income in the period earned. Leases are generally for one year or less.

USE OF ESTIMATES

The preparation of the historical statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results may differ from those estimates.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying unaudited historical statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of the management all adjustments, consisting solely of normal recurring adjustments, necessary for the fair presentation of the accompanying unaudited historical statement of revenue and certain expenses for the interim period have been made. The results of operations for the interim period ended September 30, 1998 are not necessarily indicative of the results to be obtained for a full fiscal year.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

COLONIAL GRAND AT KIRKMAN

On March 31, 1999, the Company acquired Colonial Grand at Kirkman, a garden-style apartment community in Orlando, Florida. The community, which contains 370 units, was purchased for approximately $25,000,000 from Colonial Realty, L.P. The community consists of 14 two-and three-story buildings and is located two miles west of Interstate 4 in the Metro West section of Orlando, five miles southwest of the downtown Orlando business district and within one mile of Universal Studios. Built in 1992, Kirkman contains 156 one-bedroom, one-bath apartments, 106 two-bedroom, one-bath apartments, 54 two-bedroom, two-bath apartments and 54 three-bedroom, two-bath apartments. Each unit has its own full-size washer and dryer connection, optional attached garage, private entryway and a patio or balcony. Amenities include lighted tennis courts, air-conditioned racquetball court, sand and water volleyball, fitness center, lagoon- style swimming pool, two heated lap pools and a heated spa.

MATERIAL FACTORS CONSIDERED IN ASSESSING THE PROPERTY

The factors considered by the Company to be relevant in evaluating the property for acquisition by the Company included the following:

The Company believes that the community is located in a very desirable part of Orlando. The community is relatively new and has up-to-date amenity packages. The Company owns other properties in the same area. The Company believes that this proximity will create management efficiencies.

The Company is not aware of any material factors relating to the property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results as related to revenues and certain expense.

                         Report of Independent Auditors


To Board of Trustees
The Town and Country Trust

We have audited the accompanying historical statement of revenue and certain expenses of Colonial Grand at Kirkman (the "Property") as described in Note 2 for the year ended December 31, 1998. This historical statement of revenue and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the historical statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the historical statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the historical statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Colonial Grand at Kirkman for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

February 12, 1999

                            COLONIAL GRAND AT KIRKMAN

              HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES


                              Year ended
                              December 31, 1998
                              -----------------
REVENUE:
   Rental                             $3,072,724
   Other income                          290,676
                                    ------------
   Total revenue                       3,363,400

EXPENSES:
   Operating                             382,608
   Real estate taxes                     396,506
   Marketing and
      advertising                         63,623
   Repairs and
      maintenance                        226,214
   General and
      administrative                     103,289
                                     -----------
   Total expenses                      1,172,240
                                     -----------
   Revenue in excess
      of certain
      expenses                        $2,191,160
                                     ===========


SEE ACCOMPANYING NOTES.


                            COLONIAL GRAND AT KIRKMAN

        NOTES TO THE HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES

NOTE 1   BUSINESS

The accompanying historical statement of revenue and certain expenses includes the operations of Colonial Grand at Kirkman ("Property") owned by a party unaffiliated with The Town and Country Trust which subsequently acquired the Property. The Property is located in Orlando, Florida and consists of 370 units.

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying historical statement of revenue and certain expenses is not representative of the actual operations of the Property for the year presented nor indicative of future operations as certain expenses which are not included in the historical statement, consisting of management fees, depreciation and interest, are directly related to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized as income in the period earned. Leases are generally for one year or less.

USE OF ESTIMATES

The preparation of the historical statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results may differ from those estimates.

NOTE 3   RELATED PARTIES

The Property utilizes a related party as an insurance agent to place insurance with an independent insurance company.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

HERON'S RUN

On October 5, 1999, the Company acquired Heron's Run, a garden-style apartment community in Sarasota, Florida. The community, which contains 274 units, was purchased for approximately $15,000,000 from Summit Properties Partnership, L.P. The community consists of 9 three-story buildings and is located 1 1/4 miles west of I-75. Built in 1990, Heron's Run contains 148 one-bedroom, one-bath apartments, 30 two-bedroom, one-bath apartments and 96 two-bedroom, two- bath apartments. Each unit has a full-sized stack washer/dryer or hookup, high ceilings, and a large patio or balcony. Amenities include a swimming pool, clubhouse, fitness facilities, and a car wash area.

The proceeds of the sale of a community in Harrisburg, Pennsylvania were used to acquire Heron's Run in a transaction that was treated as a tax-free exchange. Heron's Run has been added to the collateral pool provided to Fannie Mae in connection with the Company's $375 million credit facility.

MATERIAL FACTORS CONSIDERED IN ASSESSING THE PROPERTY

The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

The Company believes that the community is located in a very desirable part of Sarasota. The community is relatively new and has up-to-date amenity packages. The Company also acquired other properties in the area, including McIntosh, which is less than one mile away. The Company believes that this proximity will create management efficiencies.

The Company is not aware of any material factors relating to the property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results as related to revenues and certain expense.

                         REPORT OF INDEPENDENT AUDITORS


To Board of Trustees
The Town and Country Trust

We have audited the accompanying historical statement of revenue and certain expenses of Heron's Run (the "Property") as described in Note 2 for the year ended December 31, 1998. This historical statement of revenue and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the historical statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the historical statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the historical statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Heron's Run for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

August 26, 1999

                                  HERON'S RUN

          HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES


                                                        Six Months
                            Year ended                  Ended
                            December 31, 1998           June 30, 1999
                            -----------------           -------------
                                                        Unaudited
REVENUE:
   Rental                           $2,093,298              $1,076,456
   Other income                        205,223                 125,287
                                 -------------             -----------
   Total revenue                     2,298,521               1,201,743

EXPENSES:
   Operating                           480,494                 255,745
   Real estate taxes                   234,905                 117,968
   Marketing and
      advertising                       35,299                  16,892
   Repairs and
      maintenance                      140,134                  55,777
   General and
      administrative                    48,585                  23,439
                                 -------------             -----------
   Total expenses                      939,417                 469,821
                                 -------------             -----------
   Revenue in excess
      of certain
      expenses                      $1,359,104              $  731,922
                                 =============             ===========


SEE ACCOMPANYING NOTES.


                                   HERON'S RUN
        NOTES TO THE HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES

NOTE 1   BUSINESS

The accompanying historical statement of revenue and certain expenses includes the operations of Heron's Run ("Property") owned by a party unaffiliated with The Town and Country Trust which subsequently acquired the Property. The Property is located in Sarasota, Florida and consists of 274 units.

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying historical statement of revenue and certain expenses is not representative of the actual operations of the Property for the year presented nor indicative of future operations as certain expenses which are not included in the historical statement, consisting of management fees, depreciation and interest, are directly related to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized as income in the period earned. Leases are generally for one year or less.

USE OF ESTIMATES

The preparation of the historical statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results may differ from those estimates.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying unaudited historical statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments necessary for the fair presentation of the accompanying unaudited historical statement of revenue and certain expenses for the interim period have been made. The results of operations for the interim period ended June 30, 1999 are not necessarily indicative of the results to be obtained for a full fiscal year.

NOTE 3   RELATED PARTIES

Management and leasing activities for the Property are performed by a related party to the owner.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MCINTOSH

On October 5, 1999, the Company acquired McIntosh, a garden-style apartment community in Sarasota, Florida. The community, which contains 212 units, was purchased for approximately $10,900,000 from Summit Properties Partnership, L.P. The community consists of 19 two- and three-story buildings and is located 1 1/2 miles from I-75. Built in 1990, McIntosh contains 118 one-bedroom, one-bath apartments, 26 two-bedroom, one-bath apartments and 68 two-bedroom, two-bath apartments. Each unit has a washer/dryer or hookup and a spa-style tub, high ceilings, and a large patio or balcony. Select units have bay windows. Amenities include a swimming pool, clubhouse, fitness facilities, and a car wash area. The community also includes 48 rentable garages.

MATERIAL FACTORS CONSIDERED IN ASSESSING THE PROPERTY

The factors considered by the Company to be relevant in evaluating the property for acquisition by the Company included the following:

The Company believes that the community is located in a very desirable part of Sarasota. The community is relatively new and has up-to-date amenity packages. The Company also acquired other properties in the same area, including Heron's Run, which is less than one mile away. The Company believes that this proximity will create management efficiencies.

The Company is not aware of any material factors relating to the property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results as related to revenue and certain expense.

                         REPORT OF INDEPENDENT AUDITORS


To Board of Trustees
The Town and Country Trust

We have audited the accompanying historical statement of revenue and certain expenses of McIntosh (the "Property") as described in Note 2 for the year ended December 31, 1998. This historical statement of revenue and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the historical statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the historical statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the historical statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of McIntosh for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

August  26, 1999

                                    MCINTOSH

              HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES


                                                          Six Months
                               Year ended                 Ended
                               December 31, 1998          June 30, 1999
                               -----------------          -------------
                                                          Unaudited
REVENUE:
   Rental                            $1,579,599              $  791,753
   Other income                         142,782                  86,819
                                     ----------              ----------
   Total revenue                      1,722,381                 878,572

EXPENSES:
   Operating                            431,949                 224,703
   Real estate taxes                    193,102                  97,282
   Marketing and
      advertising                        28,706                  14,259
   Repairs and
      maintenance                       124,440                  41,482
   General and
      administrative                     35,866                  18,652
                                     ----------              ----------
   Total expenses                       814,063                 396,378
                                     ----------              ----------
   Revenue in excess
      of certain
      expenses                       $  908,318              $  482,194
                                     ==========              ==========


SEE ACCOMPANYING NOTES.

                                    MCINTOSH
        NOTES TO THE HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES

NOTE 1   BUSINESS

The accompanying historical statement of revenue and certain expenses includes the operations of McIntosh ("Property") owned by a party unaffiliated with The Town and Country Trust who subsequently acquired the Property. The Property is located in Sarasota, Florida and consists of 212 units.

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying historical statement of revenue and certain expenses is not representative of the actual operations of the Property for the year presented nor indicative of future operations as certain expenses which are not included in the historical statement, consisting of management fees, depreciation and interest, are directly related to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized as income in the period earned. Leases are generally for one year or less.

USE OF ESTIMATES

The preparation of the historical statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results may differ from those estimates.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying unaudited historical statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments necessary for the fair presentation of the accompanying unaudited historical statement of revenue and certain expenses for the interim period have been made. The results of operations for the interim period ended June 30, 1999 are not necessarily indicative of the results to be obtained for a full fiscal year.

NOTE 3   RELATED PARTIES

Management and leasing activities for the Property are performed by a related party to the owner.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PERICO

On October 5, 1999, the Company acquired Perico, a garden-style apartment community in Bradenton, Florida. The community, which contains 256 units, was purchased for approximately $13,400,000 from Summit Properties Partnership, L.P. The community consists of 12 three-story buildings and is located 1 1/2 miles from the Gulf of Mexico. Built in 1989, Perico contains 117 one-bedroom, one-bath apartments, 46 two-bedroom, one-bath apartments and 93 two-bedroom, two-bath apartments. Each unit has a spa-style tub, high ceilings, and a patio or balcony. Select units include a washer/dryer hookup. Amenities include a swimming pool, clubhouse, fitness facilities, and a car wash area. The community also includes 50 rentable garages.

MATERIAL FACTORS CONSIDERED IN ASSESSING THE PROPERTY

The factors considered by the Company to be relevant in evaluating the property for acquisition by the Company included the following:

The Company believes that the community is located in a very desirable part of Bradenton. The community is relatively new and has up-to-date amenity packages. The Company also acquired other properties in the Sarasota-Bradenton area. The Company believes that this proximity will create management efficiencies.

The Company is not aware of any material factors relating to the property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results as related to revenues and certain expense.

                         REPORT OF INDEPENDENT AUDITORS


To Board of Trustees
The Town and Country Trust

We have audited the accompanying historical statement of revenue and certain expenses of Perico (the "Property") as described in Note 2 for the year ended December 31, 1998. This historical statement of revenue and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the historical statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the historical statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the historical statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Perico for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

August 26, 1999

                                       PERICO

               HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES


                                                        Six Months
                            Year ended                  Ended
                            December 31, 1998           June 30, 1999
                            -----------------           -------------
                                                        Unaudited
REVENUE:
   Rental                         $1,823,799              $  959,363
   Other income                      130,105                 114,046
                                ------------             -----------
   Total revenue                   1,953,904               1,073,409

EXPENSES:
   Operating                         419,777                 211,053
   Real estate taxes                 187,186                  93,806
   Marketing and
      advertising                     29,394                  11,827
   Repairs and
      maintenance                    132,954                  58,334
   General and
      administrative                  40,567                  16,914
                                ------------             -----------
   Total expenses                    809,878                 391,934
                                ------------             -----------
   Revenue in excess
      of certain
      expenses                    $1,144,026              $  681,475
                                ============              ==========


SEE ACCOMPANYING NOTES.


                                     PERICO
        NOTES TO THE HISTORICAL STATEMENT OF REVENUE AND CERTAIN EXPENSES

NOTE 1   BUSINESS

The accompanying historical statement of revenue and certain expenses includes the operations of Perico ("Property") owned by a party unaffiliated with The Town and Country Trust which subsequently acquired the Property. The Property is located in Bradenton, Florida and consists of 256 units.

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying historical statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying historical statement of revenue and certain expenses is not representative of the actual operations of the Property for the year presented nor indicative of future operations as certain expenses which are not included in the historical statement, consisting of management fees, depreciation and interest, are directly related to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized as income in the period earned. Leases are generally for one year or less.

USE OF ESTIMATES

The preparation of the historical statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results may differ from those estimates.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying unaudited historical statement of revenue and certain expenses has been prepared pursuant to the rules and regulation of the Securities and Exchange Commission. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments necessary for the fair presentation of the accompanying unaudited historical statement of revenue and certain expenses for the interim period have been made. The results of operations for the interim period ended June 30, 1999 are not necessarily indicative of the results to be obtained for a full fiscal year.

NOTE 3   RELATED PARTIES

Management and leasing activities for the Property are performed by a related party to the owner.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 1998 (UNAUDITED)

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998, is presented as if the 8 property acquisitions made during 1998 and 1999 had occurred on January 1, 1998. The Unaudited Pro Forma Financial Statement also assumes the October 5, 1999 sale of Union Deposit in Harrisburg, Pennsylvania, which occurred immediately prior to the period presented. The proceeds from the sale of Union Deposit were used to acquire Heron's Run in Sarasota, Florida, in a like-kind exchange transaction. Therefore, the results of operations of Union Deposit have been removed from the Pro Forma Consolidated Statement of Operations for the year ended
December 31, 1998. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1998 if the acquisitions had occurred at the beginning of the year, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                12/31/98       1/1/98 TO       1/1/1998 TO      1/1/98 TO        1/1/98 TO
                                               HISTORICAL       3/30/98         10/13/98         12/9/98          12/9/98
                                               STATEMENT      FOREST RIDGE   THE FAIRINGTON  WINDERMERE LAKES   TWELVE OAKS
                                                   OF          PRO FORMA        PRO FORMA       PRO FORMA        PRO FORMA
                                               OPERATIONS     ADJUSTMENTS      ADJUSTMENTS     ADJUSTMENTS      ADJUSTMENTS
                                              ----------------------------------------------------------------------------------
REVENUE:
   Rental                                        98,262,000          575,000       1,656,000        1,960,000        2,014,000
   Other Income                                     628,000           16,000          29,000           59,000           67,000
                                              ----------------------------------------------------------------------------------
        Total Revenue                            98,890,000          591,000       1,685,000        2,019,000        2,081,000


EXPENSES:
   Operating                                     21,795,000          114,000         321,000          350,000          374,000
   Real Estate Taxes                              7,106,000           39,000         109,000          223,000          246,000
   Depreciation                                  25,564,000
   Marketing and advertising                      3,903,000            6,000          26,000           21,000           26,000
   Repairs and maintenance                        7,143,000           35,000         112,000           90,000           56,000
   General and administrative                     3,233,000            8,000          18,000           26,000           26,000
                                              ----------------------------------------------------------------------------------
          Total Expenses                         68,744,000          202,000         586,000          710,000          728,000

Interest expense                                 22,529,000
Interest expense related to the
    amortization of deferred financing costs        374,000                -               -                -                -
                                              ----------------------------------------------------------------------------------
                                                 91,647,000          202,000         586,000          710,000          728,000

Income before minority interest                   7,243,000          389,000       1,099,000        1,309,000        1,353,000
                                              ----------------------------------------------------------------------------------

                                                 1/1/98 TO
                                                 12/31/98        1/1/98 TO       1/1/98 TO       1/1/98 TO       1/1/98 TO
                                              COLONIAL GRAND     12/31/98        12/31/98        12/31/98        12/31/98
                                                AT KIRKMAN       HERON'S RUN      MCINTOSH         PERICO       UNION DEPOSIT
                                                 PRO FORMA       PRO FORMA       PRO FORMA       PRO FORMA       PRO FORMA
                                                ADJUSTMENTS     ADJUSTMENTS     ADJUSTMENTS     ADJUSTMENTS     ADJUSTMENTS
                                               ---------------------------------------------------------------------------------
REVENUE:
   Rental                                           3,073,000       2,093,000       1,580,000       1,824,000       (2,518,000)
   Other Income                                       291,000         205,000         143,000         130,000         (140,000)
                                               ---------------------------------------------------------------------------------
        Total Revenue                               3,364,000       2,298,000       1,723,000       1,954,000       (2,658,000)


EXPENSES:
   Operating                                          383,000         480,000         432,000         420,000         (756,000)
   Real Estate Taxes                                  397,000         235,000         193,000         187,000         (174,000)
   Depreciation                                             -               -               -               -                -
   Marketing and advertising                           64,000          35,000          29,000          29,000         (245,000)
   Repairs and maintenance                            226,000         140,000         124,000         133,000         (210,000)
   General and administrative                         103,000          49,000          36,000          41,000                -
                                               ---------------------------------------------------------------------------------
          Total Expenses                            1,173,000         939,000         814,000         810,000       (1,385,000)

Interest expense
Interest expense related to the
    amortization of deferred financing costs                -           9,000               -               -           (9,000)
                                               ---------------------------------------------------------------------------------
                                                    1,173,000         948,000         814,000         810,000       (1,394,000)

Income before minority interest                     2,191,000       1,350,000         909,000       1,144,000       (1,264,000)
                                               ---------------------------------------------------------------------------------

                                                                                          12/31/98
                                                            1998                          BALANCE
                                                          PRO FORMA        TOTAL           AFTER
                                                         ADJUSTMENTS     ADJUSTMENT     ADJUSTMENTS
                                                       ------------------------------------------------
REVENUE:
   Rental                                                            -     12,257,000      110,519,000
   Other Income                                                      -        800,000        1,428,000
                                                       ------------------------------------------------
        Total Revenue                                                      13,057,000      111,947,000


EXPENSES:
   Operating                                                         -      2,118,000       23,913,000
   Real Estate Taxes                                                 -      1,455,000        8,561,000
   Depreciation                                          (a) 2,384,000      2,384,000       27,948,000
   Marketing and advertising                                         -         (9,000)       3,894,000
   Repairs and maintenance                                           -        706,000        7,849,000
   General and administrative                                        -        307,000        3,540,000
                                                       ------------------------------------------------
          Total Expenses                                     2,384,000      6,961,000       75,705,000

Interest expense                                         (b) 6,581,000      6,581,000       29,110,000
Interest expense related to the
    amortization of deferred financing costs                                        -          374,000
                                                       ------------------------------------------------
                                                             8,965,000     13,542,000      105,189,000

Income before minority interest                             (8,965,000)      (485,000)       6,758,000
                                                       ------------------------------------------------


(a) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 34.9 years.

(b) Represents the interest expense for the 8 properties purchased using the line of credit for the period in which the properties were not owned for the twelve month period ended December 31, 1998. Interest was computed based on the interest rates under the Company's line of credit in effect at the time of the respective acquisition. Heron's Run was acquired in a like-kind exchange transaction and, accordingly, no additional debt was incurred.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

The Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1999, is presented as if the 4 property acquisitions made during 1999 had occurred on January 1, 1999. The Unaudited Pro Forma Financial Statement also assumes the October 5, 1999 sale of Union Deposit in Harrisburg, Pennsylvania, which occurred immediately prior to the period presented. The proceeds from the sale of Union Deposit were used to acquire Heron's Run in Sarasota, Florida, in a like-kind exchange transaction. Therefore, the results of operations of Union Deposit have been removed from the Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1999. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the nine months ended September 30, 1999 if the acquisitions had occurred at the beginning of the year, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                                 1/1/99 TO
                                                  9/30/99         3/30/99         1/1/99 TO       1/1/99 TO       1/1/99 TO
                                                 HISTORICAL   COLONIAL GRAND       10/4/99         10/4/99         10/4/99
                                                 STATEMENT      AT KIRKMAN       HERON'S RUN      MCINTOSH          PERICO
                                                     OF          PRO FORMA        PRO FORMA       PRO FORMA       PRO FORMA
                                                 OPERATIONS     ADJUSTMENTS      ADJUSTMENTS     ADJUSTMENTS     ADJUSTMENTS
                                               ----------------------------------------------------------------------------------
REVENUE:
   Rental                                          83,194,000          758,000       1,624,000       1,194,000        1,447,000
   Other Income                                       313,000           72,000         189,000         131,000          172,000
                                               ----------------------------------------------------------------------------------
        Total Revenue                              83,507,000          830,000       1,813,000       1,325,000        1,619,000


EXPENSES:
   Operating                                       18,303,000           94,000         386,000         339,000          318,000
   Real Estate Taxes                                6,091,000           98,000         178,000         147,000          141,000
   Depreciation                                    19,304,000                -
   Marketing and advertising                        3,166,000           16,000          25,000          22,000           18,000
   Repairs and maintenance                          6,304,000           56,000          84,000          63,000           88,000
   General and administrative                       2,493,000           25,000          35,000          28,000           26,000
                                               ----------------------------------------------------------------------------------
          Total Expenses                           55,661,000          289,000         708,000         599,000          591,000

Interest expense                                   20,377,000
Interest expense related to the
    amortization of deferred financing costs          358,000                -           7,000               -                -
                                               ----------------------------------------------------------------------------------
                                                   76,396,000          289,000         715,000         599,000          591,000

Income before minority interest                     7,111,000          541,000       1,098,000         726,000        1,028,000
                                               ----------------------------------------------------------------------------------

                                                  1/1/99 TO
                                                   9/30/99                                                   9/30/99
                                                UNION DEPOSIT              1999                              BALANCE
                                                  PRO FORMA              PRO FORMA           TOTAL            AFTER
                                                 ADJUSTMENTS            ADJUSTMENTS       ADJUSTMENTS      ADJUSTMENTS
                                               ------------------------------------------------------------------------
REVENUE:
   Rental                                            (1,860,000)                             3,163,000      86,357,000
   Other Income                                         (99,000)                               465,000         778,000
                                               ------------------------------------------------------------------------
        Total Revenue                                (1,959,000)                             3,628,000      87,135,000


EXPENSES:
   Operating                                           (624,000)                               513,000      18,816,000
   Real Estate Taxes                                   (132,000)                               432,000       6,523,000
   Depreciation                                               -  (a)          610,000          610,000      19,914,000
   Marketing and advertising                           (123,000)                               (42,000)      3,124,000
   Repairs and maintenance                             (172,000)                               119,000       6,423,000
   General and administrative                                 -                                114,000       2,607,000
                                               ------------------------------------------------------------------------
          Total Expenses                             (1,051,000)              610,000        1,746,000      57,407,000

Interest expense                                                 (b)        1,761,000        1,761,000      22,138,000
Interest expense related to the
    amortization of deferred financing costs             (7,000)                                     -         358,000
                                               ------------------------------------------------------------------------
                                                     (1,058,000)            2,371,000        3,507,000      79,903,000

Income before minority interest                        (901,000)           (2,371,000)         121,000       7,232,000
                                               ------------------------------------------------------------------------



(a) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 34.9 years.

(b) Represents the interest expense for the 4 properties purchased using the line of credit for the period in which the properties were not owned for the twelve month period ended December 31, 1998. Interest was computed based on the interest rates under the Company's line of credit in effect at the time of the respective acquisition. Heron's Run was acquired in a like-kind exchange transaction and, accordingly, no additional debt was incurred.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1999 (UNAUDITED)

The Unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had owned the properties included in the table below as of September 30, 1999. The Unaudited Pro Forma Financial Statement also assumes the October 5, 1999 sale of Union Deposit, in Harrisburg, Pennsylvania, which occurred immediately prior to the period presented. The proceeds from the sale of Union Deposit were used to acquire Heron's Run in Sarasota, Florida in a like-kind exchange transaction. Therefore, the financial position at Union Deposit has been removed from the Pro Forma Consolidated Balance Sheet as of September 30, 1999.

The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1999 if the acquisitions had occurred at September 30, 1999, nor does it purport to present the future financial position of the Company. The Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                9/30/99
                                              HISTORICAL
                                                BALANCE
Assets                                           Sheet          Heron's Run            McIntosh          Perico
---------------------------------------------------------------------------------------------------------------------
Real Estate Assets:
   Land                                           94,717,000        2,700,000           1,962,000      2,412,000
   Building & Improvements                       604,205,000       12,300,000           8,938,000     10,988,000
   Other                                           4,613,000                -                   -              -
                                           --------------------------------------------------------------------------
                                                 703,535,000       15,000,000          10,900,000     13,400,000
Less accumulated depreciation                   (267,581,000)               -                   -              -
                                           --------------------------------------------------------------------------
                                                 435,954,000       15,000,000          10,900,000     13,400,000

Cash and cash equivalent                           1,670,000            1,000
Restricted cash                                    1,685,000                -
Receivable                                         1,797,000           17,000
Prepaid expenses and other assets                  6,719,000          122,000
Deferred financing costs                           3,867,000           76,000
                                           --------------------------------------------------------------------------
  TOTAL ASSETS                                   451,692,000       15,216,000          10,900,000     13,400,000
                                           ==========================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Mortgage Payable                                 418,192,000        7,748,000          10,900,000     13,400,000
Accrued Interest                                   2,071,000           45,000
Accounts payable and other liabilities             7,107,000        2,583,000
Security deposits                                  2,487,000           51,000
Minority interest                                  2,935,000                -
                                           --------------------------------------------------------------------------
Total Liabilities                                432,792,000       10,427,000          10,900,000     13,400,000

SHAREHOLDER'S EQUITY
Common shares                                        158,000
Additional paid-in capital                       319,411,000                -
Accumulated deficit                             (298,681,000)       4,789,000
Unearned compensation - restricted                (1,988,000)
                                           --------------------------------------------------------------------------
                                                  18,900,000        4,789,000                   -              -
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       451,692,000       15,216,000          10,900,000     13,400,000
                                           ==========================================================================


                                                                   TOTAL           9/30/99
                                                   UNION            ALL             AFTER
ASSETS                                            DEPOSIT       ADJUSTMENTS      ADJUSTMENTS
--------------------------------------            ----------------------------------------------
Real Estate Assets:
   Land                                            (2,181,000)      4,893,000        99,610,000
   Building & Improvements                        (13,967,000)     18,259,000       622,464,000
   Other                                              (40,000)        (40,000)        4,573,000
                                                  ----------------------------------------------
                                                  (16,188,000)     23,112,000       726,647,000
Less accumulated depreciation                       9,056,000       9,056,000      (258,525,000)
                                                  ----------------------------------------------
                                                   (7,132,000)     32,168,000       468,122,000
                                                                            -
Cash and cash equivalent                               (1,000)              -         1,670,000
Restricted cash                                             -               -         1,685,000
Receivable                                            (17,000)              -         1,797,000
Prepaid expenses and other assets                    (122,000)              -         6,719,000
Deferred financing costs                              (76,000)              -         3,867,000
                                                  ----------------------------------------------
  TOTAL ASSETS                                     (7,348,000)     32,168,000       483,860,000
                                                  ==============================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Mortgage Payable                                   (7,748,000)     24,300,000       442,492,000
Accrued Interest                                      (45,000)              -         2,071,000
Accounts payable and other liabilities             (2,583,000)              -         7,107,000
Security deposits                                     (51,000)              -         2,487,000
Minority interest                                           -               -         2,935,000
                                                  ----------------------------------------------
Total Liabilities                                 (10,427,000)     24,300,000       457,092,000

SHAREHOLDER'S EQUITY
Common shares                                                                           158,000
Additional paid-in capital                                                          319,411,000
Accumulated deficit                                 3,079,000       7,868,000      (290,813,000)
Unearned compensation - restricted                          -               -        (1,988,000)
                                                  ----------------------------------------------
                                                    3,079,000       7,868,000        26,768,000
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         (7,348,000)     32,168,000       483,860,000
                                                  ==============================================


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 29, 1999              THE TOWN AND COUNTRY TRUST


                                      By:/s/ Jennifer C. Munch
                                         ----------------------------------
                                         Name: Jennifer C. Munch
                                         Title: Vice President and Treasurer;
                                                Principal Accounting Officer

                                  Exhibit Index
                                  -------------

         Exhibit 23   Consent of Ernst & Young LLP